Exhibit 10.15
DATE:        Month XX, 20XX

TO:    «First_name» «Last_name»

RE:    Notice of Time-Based Restricted Stock Unit Award

Time-Based Restricted Stock Unit Agreement
Congratulations on receiving a Restricted Stock Unit (RSU) award! The RSUs are issued under the Amended and Restated Pitney Bowes Inc. 2018 Stock Plan (“Plan”).
The details of your RSU award are described on the following pages.
About Your Restricted Stock Unit (RSU) Award
The dollar value of the portion of your long-term incentive award has been converted into RSUs. Standard rounding is used to convert the award value into the applicable number of RSUs.

An RSU represents your right to one share of Pitney Bowes stock after a specified restriction period. The overall value of this vehicle is the underlying grant price and subsequent stock price appreciation. Your RSU grant will vest in three approximately equal installments each year following the Anniversary Dates of the Grant Date.

The date of award, the number of RSUs that have been awarded, the award price, and the vesting dates are specified below.

Award Date	RSUs
###GRANT_DATE###	###TOTAL_AWARDS###

Rights with Respect to the Unvested Restricted Stock Units
The RSUs granted pursuant to this award do not and shall not entitle you to any rights of a shareholder of common stock. Participants holding RSUs shall not be entitled to receive dividend equivalents (cash payments equal to any cash dividends and other distributions paid with respect to corresponding number of shares of Company stock); nor shall you have voting rights as a shareholder of the Company with respect to RSUs.

Vesting, Conversion of Restricted Stock Units; Issuance of Common Stock
Your RSU grant will vest in three approximately equal installments commencing on the vesting dates each year following the Anniversary Date of the Grant Date. The vesting of the RSUs is conditioned upon your employment with the Company continuing until the vesting date (unless provided otherwise). As soon as practicable after your RSUs vest, the Company shall cause to be issued, common stock in book-entry form registered in your name, which are granted in payment of such vested whole RSUs. In the case of death, common stock will be registered in the name of your estate’s legal representative or heirs by will or laws of descent. Upon settlement of the RSUs into common shares of Company stock, you will obtain full voting rights and will be entitled to receive cash dividends and other distributions paid with respect to Company stock.

Termination Provisions
The Plan either specifically provides or authorizes the Board to provide in this Award Agreement what happens in the event you terminate employment with the Company. Except as provided below, unvested RSUs will be forfeited upon termination of employment prior to the vesting date. The following chart describes the more common exceptions:

Termination Event	Treatment of Unvested RSUs
Death or Disability*	Immediate Vesting
Retirement (termination upon achieving age 55 with 10 years of service) / bridged to Retirement**
Continue to vest during bridging period and fully vest at Retirement, provided that the award has been outstanding for one year or longer as of the last day actually worked (LDW). Awards not outstanding for one year as of the LDW forfeit.

Retirement (termination upon achieving age 60 with 5 years of service)	Fully vest at retirement, provided that the award is outstanding for one year or longer as of the last day actually worked (LDW). Awards not outstanding for one year as of the LDW will forfeit.
Involuntary termination other than for cause (with a signed separation agreement and NOT retirement eligible or bridged to retirement)
For awards outstanding for longer than one year as of the LDW, vesting may be extended pursuant to terms pre-approved by the Board and as described in the separation agreement. Awards not outstanding for one year as of the LDW forfeit.

Sale of Business / Company Spin-Off	Immediate vesting upon sale or spin-off.
Voluntary resignation	Forfeited
Gross Misconduct	Forfeited
* Disability vesting occurs on the date of termination of employment due to disability.
** Retirement for purposes of this Agreement is defined as termination upon achieving age 55 with 10 years of service or age 60 with 5 years of service. Employees are not bridged to age 60 with 5 years of service.

If your employment with the Company terminates and you are subsequently rehired by the Company, your subsequent employment will not reinstate your rights under the award(s) granted to you prior to your termination from employment.

Income and Tax Withholding at Vesting

With respect to your RSU award, the Company will post vested whole shares of Pitney Bowes Inc. common stock to your account at Shareworks at 1-877-380-7793 within the U.S. or 1-403-515-3909 from outside the United States.

For income tax consequences of your award, please refer to the Tax Summary for your country by accessing Solium ShareWorks at https://www.shareworks.com/. The Company will withhold all required taxes pursuant to the laws of the local jurisdiction. By accepting this award, you authorize the Company to withhold appropriate taxes and other required payments, if, and when it determines the award becomes taxable to you.

Income from Restricted Stock Units Not Considered Compensation for Benefit Plan Purposes
Any income or actual or unrealized gain related to the RSUs will not be considered regular compensation for purposes of severance, resignation, termination, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, whether under statutory or common law.

No Vested Rights in Future Awards; Waiver of claims
This award is granted solely on a discretionary basis considering past and expected future performance and is not intended to create a right or entitlement. This award does not create a right to or expectation of future employment with the Company. You do not have any vested right to continue to receive future awards of RSUs, nor shall any RSUs granted to you become a benefit or entitlement of employment. You will have no rights, claim or entitlement to compensation or damages as a result of your termination of employment for any reason whatsoever (whether or not in breach of contract or local law), insofar as these rights, claim or entitlement arise or may arise from (i) the vesting of your RSUs, (ii) your ceasing to have rights under or be entitled to any award as a result of such termination or (iii) loss or diminution in value of the award as a result of such termination, and you irrevocably release your employer, the Company and its affiliates, as applicable, from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by accepting this award, you will be deemed to have irrevocably waived your entitlement to pursue such rights or claim.

Limits on Transfer of Awards
Unless determined otherwise by the Committee, no Award and no right under any such Award shall be assignable, alienable, pledgeable, attachable, encumberable, saleable, or transferable by a Participant other than by will or by the laws of descent and distribution (or, in the case of Awards that are forfeited or canceled, to the Company). No Award and no right under any such Award shall be the subject of short-term speculative trading in Company securities, including hedging, short sales, “put” or “call” options, swaps, collars or any other derivative transactions. No Award and no right under any such Award can be transferred for value or consideration. Any purported assignment, sale or transfer thereof shall be void and unenforceable against the Company. If the Committee so indicates in writing to a Participant, he or she may designate one or more beneficiaries who may exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

Adjustment, Recoupment and Forfeiture
The Board, or its delegate, may adjust, recoup or forfeit any award made or paid to any employee if the
Board, or its delegate, reasonably believes that you (i) breached a covenant under the Proprietary Interest
Protection Agreement you entered into or (ii) engaged in “Gross Misconduct”, as defined in the Plan, including (a) the conviction of a felony, or crime of similar magnitude, in connection with the performance or non-performance of your duties as an employee or (b) the willful act or failure to act in a way that results in material injury to the business or its employees. The Board, or its delegate, shall in its sole discretion determine whether there has been an infraction allowing an adjustment, recoupment or forfeiture.

With respect to executive officers, in the event of a restatement of the Company’s financial results which consists of a misrepresentation of the financial state of the Company, for purposes of the Securities Exchange Act of 1934, the Board, or its delegate, may, upon review of the facts and circumstances, take necessary and appropriate actions including adjusting, recouping or forfeiting any awards made or paid to executive officers during the past 36 months where the payment or award was predicated upon the achievement of certain financial results that were subsequently subject of a restatement.

RSUs awarded under this Agreement will be subject to any claw back policy of the Company in effect from time to time, including, without limitation, the Pitney Bowes Inc. Compensation Recoupment Policy. In the event of any inconsistencies between this Award Agreement and any applicable claw back policy, the claw back policy will govern in any and all cases.

Data Privacy
In order for Pitney Bowes to meet its administrative, tax and legal obligations under the Plan, you agree to allow the Company to collect, process and transfer personal data about you, as described below. Such data includes, without limitation, the information provided in the award materials and other personal data such as your name, work address, work telephone, employment status, salary, details of common stock and awards for common stock held or previously made and any other personal data required and relevant to the administration of the Plan, tax compliance and reporting purposes. Because Pitney Bowes is a multinational Company, in the case of non-U.S. residents, such personal data will be transferred to the United States of America and possibly to other locations where Plan administration information collection and processing may occur.

Your agreement to collect, use, store and transfer any such personal data extends to Pitney Bowes Inc. and any of its subsidiaries, any outside third-party plan administrators as selected by the Company and any other person that the Company may engage in the administration of the Plan. You may exercise your right to access and correct your personal data at any time by contacting your local human resources representative or by accessing Workday, where available. By accepting the RSUs, you agree to the collection, use, and storage of your personal data for purposes described in this award. If you do not agree, you may revoke the award by contacting your local Human Resources Representative.

Company reserves right to Amend, Modify or Terminate and Adjust Errors
The Plan and programs under which future RSUs are awarded are subject to amendment, modification or termination by the Company at any time. The Company reserves the right to correct any administrative error in composing this letter.

Terms of the Amended and Restated Pitney Bowes Inc. 2018 Stock Plan
RSU awards are subject in all respects to the detailed terms and conditions of the Plan, as amended. Any inconsistencies between this Award Agreement and the Plan language will be rectified in favor of the Plan language. Further information concerning the Plan appears in the Company prospectus which is available online by accessing Solium ShareWorks at https://www.shareworks.com/.

You should read all of these documents to understand important information about this program, the Company and its stock, the terms of your participation in the program and the tax implications of the program. This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

By receipt of this Notice of Grant, you agree to accept the terms of the award as set forth herein and in the Amended and Restated Pitney Bowes Inc. 2018 Stock Plan.

DATE:        Month XX, 20XX

TO:    «First_name» «Last_name»

RE:    Notice of Performance-Based Restricted Stock Unit Award

Performance-Based Restricted Stock Unit Agreement
Congratulations on receiving a Restricted Stock Unit (RSU) award! The RSUs are issued under the Amended and Restated Pitney Bowes Inc. 2018 Stock Plan (“Plan”).
The details of your RSU award are described on the following pages.
About Your Restricted Stock Unit (RSU) Award
The dollar value of the portion of your long-term incentive award has been converted into RSUs. Standard rounding is used to convert the award value into the applicable number of RSUs.

An RSU represents your right to one share of Pitney Bowes stock after a specified restriction period. The overall value of this vehicle is the underlying grant price and subsequent stock price appreciation. The date of award, the number of RSUs that have been awarded, the grant price, and the vesting provisions are specified below.

Award Date	RSUs
###GRANT_DATE###	###TOTAL_AWARDS###

Performance Condition
The vesting of the RSUs is conditioned upon the Company first achieving an overall performance target for the given year established by the Board. If the performance objective is not met, no portion of the RSU award will be payable.

Rights of the Participant with Respect to the Restricted Stock Units
The RSUs granted pursuant to this award do not and shall not entitle awardee to any rights of a shareholder of common stock. Participants holding unvested RSUs shall not be entitled to receive dividend equivalents (cash payments equal to any cash dividends and other distributions paid with respect to corresponding number of shares of Company stock), nor shall the awardee have voting rights as a shareholder of the Company with respect to RSUs.

Vesting, Conversion of Restricted Stock Units and Issuance of Common Stock
Your RSU grant will vest in three approximately equal installments commencing on the vesting dates each year following the Anniversary Date of the Grant Date. The vesting of the RSUs is conditioned upon the Company achieving an overall performance target established by the Board upon granting the award and your employment with the Company continuing until the vesting date (unless provided otherwise). As soon as practicable after the vesting date, the Company shall cause to be issued common stock in book-entry form registered in your name, which are granted in payment of such vested whole RSUs. An RSU may be settled in shares or cash as the Committee may determine from time to time. In the case of death, common stock will be registered in the name of your estate’s legal representatives, or heirs by will or laws of descent. Upon settlement of the RSU(s) into common share(s) of Company stock, you will obtain full voting rights and will be entitled to receive cash dividends and other distributions paid with respect to Company stock. If you are eligible to defer the conversion of RSUs into common shares and have so elected before the award was made, the RSUs will be converted instead into vested RSUs on the vesting date. You will be entitled to receive dividend equivalents on your vested RSUs (cash payments equal to any cash dividends and other distributions paid with respect to a corresponding number of shares of Company stock) but you will not be entitled to vote your vested RSUs.
Termination Provisions and Vesting of RSUs
The Plan either specifically provides or authorizes the Board to provide in this Award Agreement what happens in the event you terminate employment with the Company. Vesting, in all cases, is subject to first meeting any performance criteria set by the Board, if any, upon the making of the award. Except as provided below, unvested RSUs will be forfeited upon termination of employment. The following chart describes the more common events relevant to RSUs.

Performance RSUs:

TERMINATION EVENT	TREATMENT OF UNVESTED RSUS
Death or Disability*	Immediate Vesting.
Retirement (termination upon achieving age 55 with 10 years of service) / bridged to Retirement**
Continue to vest during bridging period and fully vest at retirement, provided that the award is outstanding for one year or longer as of the last day actually worked (LDW) and the performance objective has been met. Awards not outstanding for one year as of the LDW or if the performance objective has not been met, will forfeit.

Retirement (termination upon achieving age 60 with 5 years of service)
Fully vest at retirement, provided that the award is outstanding for one year or longer of the last day actually worked (LDW) and the performance objective requirement is met. Awards not outstanding for one year as of the LDW or if the performance objective has not been met, will forfeit.

Involuntary termination other than for cause (with a signed separation agreement and NOT retirement eligible or bridged to retirement)
For awards outstanding for longer than one year as of the LDW, vesting may be extended pursuant to terms pre-approved by the Board and as described in the separation agreement. Awards not outstanding for one year as of the LDW, or if the performance objective has not been met, will forfeit.

Sale of Business / Company Spin-Off	If the performance standard that was established when award was made has been met, then immediate vesting upon sale or spin-off.
Voluntary resignation	Forfeited
Gross Misconduct	Forfeited
* Disability vesting occurs on the date of termination of employment due to disability.
** Retirement is defined for purposes of this Agreement as termination upon achieving age 55 with 10 years of service or age 60 with 5 years of service. Employees are not bridged to age 60 with 5 years of service.

If your employment with the Company terminates and you are subsequently rehired by the Company, your subsequent employment will not reinstate your rights under the award(s) granted to you prior to your termination from employment.

Income and Tax Withholding at Vesting
With respect to your RSU award, the Company will post vested whole shares of Pitney Bowes Inc. common stock to your account at Shareworks at 1-877-380-7793 within the U.S. or 1-403-515-3909 from outside the United States.

For income tax consequences of your award, please refer to the Tax Summary for your country by accessing Solium ShareWorks at https://www.shareworks.com/. The Company will withhold all required taxes pursuant to the laws of the local jurisdiction. By accepting this award, you authorize the Company to withhold appropriate taxes and other required payments, if, and when it determines the award becomes taxable to you.

Income from RSUs Are Not Considered Compensation for Benefit Plan Purposes
Any income or actual or unrealized gain related to the RSUs will not be considered regular compensation for purposes of severance, resignation, termination, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, whether under statutory or common law.

No Vested Rights in Future Awards; Waiver of claims
This award is granted solely on a discretionary basis considering past and expected future performance and is not intended to create a right or entitlement. This award does not create a right to or expectation of future employment with the Company. You do not have any vested right to continue to receive future awards of RSUs, nor shall any RSUs granted to you become a benefit or entitlement of employment. You will have no rights, claim or entitlement to compensation or damages as a result of your termination of employment for any reason whatsoever (whether or not in breach of contract or local law), insofar as these rights, claim or entitlement arise or may arise from (i) the vesting of your RSUs, (ii) your ceasing to have rights under or be entitled to any award as a result of such termination or (iii) loss or diminution in value of the award as a result of such termination, and you irrevocably release your employer, the Company and its affiliates, as applicable, from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by accepting this award, you will be deemed to have irrevocably waived your entitlement to pursue such rights or claim.

Limits on Transfer of Awards
Unless determined otherwise by the Committee, no Award and no right under any such Award shall be assignable, alienable, pledgeable, attachable, encumberable, saleable, or transferable by a Participant other than by will or by the laws of descent and distribution (or, in the case of Awards that are forfeited or canceled, to the Company). No Award and no right under any such Award shall be the subject of short-term speculative trading in Company securities, including hedging, short sales, “put” or “call” options, swaps, collars or any other derivative transactions. No Award and no right under any such Award can be transferred for value or consideration. Any purported assignment, sale or transfer thereof shall be void and unenforceable against the Company. If the Committee so indicates in writing to a Participant, he or she may designate one or more beneficiaries who may exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

Adjustment, Recoupment and Forfeiture
The Board, or its delegate, may adjust, recoup or forfeit any award made or paid to any employee if the Board, or its delegate, reasonably believes that you (i) breached a covenant under the Proprietary Interest Protection Agreement you entered into or (ii) engaged in “Gross Misconduct”, as defined in the Plan, including (a) the conviction of a felony, or crime of similar magnitude, in connection with the performance or non-performance of your duties as an employee or (b) the willful act or failure to act in a way that results in material injury to the business or its employees. The Board, or its delegate, shall in its sole discretion determine whether there has been an infraction allowing an adjustment, recoupment or forfeiture.

With respect to executive officers, in the event of a restatement of the Company’s financial results which consists of a misrepresentation of the financial state of the Company, for purposes of the Securities Exchange Act of 1934, the Board, or its delegate, may, upon review of the facts and circumstances, take necessary and appropriate actions including adjusting, recouping or forfeiting any awards made or paid to executive officers during the past 36 months where the payment or award was predicated upon the achievement of certain financial results that were subsequently subject of a restatement.

The Board reserves the right to apply negative discretion in determining the final vesting of RSUs.

RSUs awarded under this Agreement will be subject to any claw back policy of the Company in effect from time to time, including, without limitation, the Pitney Bowes Inc. Compensation Recoupment Policy. In the event of any inconsistencies between this Award Agreement and any applicable claw back policy, the claw back policy will govern in any and all cases.

Data Privacy
In order for Pitney Bowes to meet its administrative, tax and legal obligations under the Plan, you agree to allow the Company to collect, process and transfer personal data about you, as described below. Such data includes, without limitation, the information provided in the award materials and other personal data such as your name, work address, work telephone, employment status, salary, details of common stock and awards for common stock held or previously made and any other personal data required and relevant to the administration of the Plan, tax compliance and reporting purposes. Because Pitney Bowes is a multinational Company, in the case of non-U.S. residents, such personal data will be transferred to the United States of America and possibly to other locations where Plan administration information collection and processing may occur.

Your agreement to collect, use, store and transfer any such personal data extends to Pitney Bowes Inc. and any of its subsidiaries, any outside third-party plan administrators as selected by the Company and any other person that the Company may engage in the administration of the Plan. You may exercise your right to access and correct your personal data at any time by contacting your local human resources representative or by accessing Workday, where available. By accepting the RSUs, you agree to the collection, use, and storage of your personal data for purposes described in this award. If you do not agree, you may revoke the award by contacting your local Human Resources Representative.

Company reserves right to Amend, Modify or Terminate and Adjust Errors
The Plan and programs under which future RSUs are awarded are subject to amendment, modification or termination by the Company at any time. The Company reserves the right to correct any administrative error in composing this letter.

Terms of the Amended and Restated Pitney Bowes 2018 Stock Plan
RSU awards are subject in all respects to the detailed terms and conditions of the Plan, as amended. Any inconsistencies between this Award Agreement and the Plan language will be rectified in favor of the Plan language. Further information concerning the Plan appears in the Company prospectus which is available online by accessing Solium ShareWorks at https://www.shareworks.com/.

You should read all of these documents to understand important information about this program, the Company and its stock, the terms of your participation in the program and the tax implications of the program. This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

By receipt of this Notice of Grant, you agree to accept the terms of the award as set forth herein and in the Amended and Restated Pitney Bowes Inc. 2018 Stock Plan.

DATE:        Month XX, 20XX

TO:    «First_name» «Last_name»

RE:    Notice of Performance Stock Unit Award

PERFORMANCE STOCK UNIT AGREEMENT
Congratulations on your 202x Performance Stock Unit (PSU) award! Your long-term incentive (LTI) award is determined based on your performance and is made in recognition of your past and expected future efforts and contributions to Pitney Bowes, its subsidiaries and affiliates (“Company”). PSUs are issued under the Amended and Restated Pitney Bowes Inc. 2018 Stock Plan (“Plan”).

The details of your PSU award are described on the following pages.

About Your Performance Stock Unit (PSU) Award
The dollar value of your PSU award has been converted into PSUs. Standard rounding is used to convert the award value into the applicable number of PSUs (whole units). The date of award, number of units that have been awarded and the vesting date are specified below.

Grant Date	PSUs
###GRANT_DATE###	«Num_of_PSUs»

###VEST_SCHEDULE_TABLE###

Performance Conditions
The vesting of the PSUs is conditioned upon the Company achieving financial performance measures pre-established by the Board and a relative total shareholder return modifier.
The pre-established metrics used to determine the number of PSUs that vest at the end of the cycle are: XXXXX and XXXXX, for which the three-year targets are established at the beginning of each year within the PSU three-year cycle and are consistent with our Company’s objectives, recommended by management and approved by the Board. XXXXX and XXXXX objectives are equally weighted and in aggregate the unit multiplier can range from 0.00 to 2.00, subject to the limitations imposed by the Plan. Therefore, the maximum number of PSUs that can vest is two times the target number of PSUs. In determining the maximum number of shares that can vest, all Plan limitations shall be imposed, including without limitation, the maximum number of shares that may be the subject of Awards made to a single individual in any one calendar year.
The award is also subject to a cumulative three-year Total Shareholder Return (“TSR”) modifier established by the Board which can increase or decrease the award by up to 25% depending on the Company’s relative performance compared to that of a select list of companies over the same cumulative three-year period. The TSR modifier is determined based on a percentile ranking over the cycle’s three-year period as compared to that of a select list of companies. If the Company’s TSR is negative for the cumulative three-year period, there will be no positive application of the TSR modifier. Depending on performance and the application of the cumulative TSR modifier, anywhere from zero to 200% of the number of target PSUs awarded can vest, subject to the Plan limitations as provided herein. The payout shall not exceed the maximum allowable units provided to an individual per year as specified in the Plan.
In addition, the Board retains the prerogative of exercising negative discretion by taking into account the overall performance of the Company in determining the final vesting of a PSU award.

Rights of the Participant with Respect to the Performance Stock Units
The PSUs granted pursuant to this award do not and shall not entitle you to any rights of a shareholder of common stock. You shall not be entitled to receive dividend equivalents (cash payments equal to any cash dividends and other distributions paid with respect to a corresponding number of shares of Company stock) nor shall you have voting rights as a shareholder of the Company with respect to PSUs.
Vesting, Conversion of Performance Stock Units and Issuance of Common Stock
Except as provided below, PSUs will vest on the fourth Tuesday in February following the end of the three-year performance period. The Company shall, as soon as practicable following the vesting date, determine the number of PSUs actually vesting and, subject to Board verification, convert the PSUs vesting into common shares after applying Plan rules. PSUs may be settled in shares or cash as the Committee may determine from time to time in its sole discretion. If you are eligible to defer the conversion of PSUs into common shares and have so elected before the award was made, the PSUs will be converted instead into vested restricted stock units following the vesting date. Upon settlement of the PSUs into common shares of Company stock, you will obtain full voting rights and will be entitled to receive cash dividends and other distributions paid with respect to Company stock. If you elected deferral, you will be entitled to receive dividend equivalents (cash payments equal to any cash dividends and other distributions paid with respect to a corresponding number of shares of Company stock) on your vested deferred PSUs but you will not be entitled to vote the shares underlying the PSUs.
Termination Provisions and Vesting of PSUs
The Plan either specifically provides or authorizes the Board to provide in this Award Agreement what happens in the event you terminate employment with the Company. Vesting, in all cases, is subject to first meeting any performance criteria set by the Board upon the making of the award. Except as provided below, unvested PSUs will be forfeited upon termination of employment. The following charts describe the more common events relevant to PSUs.

PSUs:

TERMINATION EVENT	TREATMENT OF PERFORMANCE STOCK UNIT CYCLES IN PROGRESS
Death or Disability*	Prorated based on full months of active service through date of death or, disability, and the number of units vesting will be determined based on actual performance and paid at the end of the three-year cycle
Retirement (termination upon achieving age 55 with 10 years of service) / bridged to Retirement **
Prorated based on full months of active service through date of retirement/or, if later, the last day actually worked with the number of units vesting determined based on actual performance and paid at the end of the three-year cycle.
However, for retirement-eligible employees that have reached 60 years of age and above with at least one CIU or PSU grant outstanding for one year or longer:
>awards outstanding one year or longer as of the last day worked will fully vest, if at all, based on actual performance at the end of the three-year performance period.
>awards not outstanding for at least one year as of the date of retirement or, if later, the last day worked are forfeited.

Retirement (termination upon achieving age 60 with 5 years of service **
Awards outstanding one year or longer as of the retirement date or, if later, the last day worked will be eligible to fully vest with the number of units vesting determined based on actual performance and paid at the end of the three-year performance period. Awards not outstanding for at least one year as of the retirement date or, if later, the last day worked are forfeited.

Involuntary termination other than for cause (with a signed separation agreement and NOT retirement eligible or bridged to retirement)
Prorated based on full months of active service through last day actually worked, with the number of units vesting determined based on actual performance and paid at the end of the three-year cycle, provided that the award has been outstanding for one year or longer as of the last day worked. Awards not outstanding for at least one year as of the last day worked are forfeited.

Sale of Business / Company Spin-Off	Prorated vesting based on full months of active service through last day actually worked, with the number of units vesting determined and converted into stock at the end of the three-year cycle.
Voluntary resignation	Forfeited, no pro-rata payment
Termination For Cause, Gross misconduct	Forfeited, no pro-rata payment
* Disability vesting occurs on the date of termination of employment due to disability.
** Retirement is defined for purposes of this Agreement as termination upon achieving age 55 with 10 years of service or age 60 with 5 years of service. Employees are not bridged to age 60 with 5 years of service.

If your employment with the Company terminates and you are subsequently rehired by the Company, your subsequent employment will not reinstate your rights under the award(s) granted to you prior to your termination from employment.

Income and Tax Withholding at Vesting
With respect to your PSU award, the Company will post vested whole shares of Pitney Bowes Inc. common stock to your account at Shareworks 1-877-380-7793 within the U.S. or 1-403-515-3909 from outside the United States.

For income tax consequences of your award, please refer to the Tax Summary for your country by accessing Solium ShareWorks at https://www.shareworks.com/. The Company will withhold all required taxes pursuant to the laws of the local jurisdiction. By accepting this award, you authorize the Company to withhold appropriate taxes and other required payments, if, and when it determines the award becomes taxable to you.

Income from PSUs, Are Not Considered Compensation for Benefit Plan Purposes
Any income or actual or unrealized gain related to the PSUs will not be considered regular compensation for purposes of severance, resignation, termination, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, whether under statutory or common law.

No Vested Rights in Future Awards; Waiver of claims
This award is granted solely on a discretionary basis considering past and expected future performance and is not intended to create a right or entitlement. This award does not create a right to or expectation of future employment with the Company. You do not have any vested right to continue to receive future awards of PSUs, nor shall any PSUs granted to you become a benefit or entitlement of employment. You will have no rights, claim or entitlement to compensation or damages as a result of your termination of employment for any reason whatsoever (whether or not in breach of contract or local law), insofar as these rights, claim or entitlement arise or may arise from (i) the vesting of your PSUs, (ii) your ceasing to have rights under or be entitled to any award as a result of such termination or (iii) loss or diminution in value of the award as a result of such termination, and you irrevocably release your employer, the Company and its affiliates, as applicable, from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by accepting this award, you will be deemed to have irrevocably waived your entitlement to pursue such rights or claim.

Limits on Transfer of Awards
Unless determined otherwise by the Committee, no Award and no right under any such Award shall be assignable, alienable, pledgeable, attachable, encumberable, saleable, or transferable by a Participant other than by will or by the laws of descent and distribution (or, in the case of Awards that are forfeited or canceled, to the Company). No Award and no right under any such Award shall be the subject of short-term speculative trading in Company securities, including hedging, short sales, “put” or “call” options, swaps, collars or any other derivative transactions. No Award and no right under any such Award can be transferred for value or consideration. Any purported assignment, sale or transfer thereof shall be void and unenforceable against the Company. If the Committee so indicates in writing to a Participant, he or she may designate one or more beneficiaries who may exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

Adjustment, Recoupment, Forfeiture and Negative Discretion by Board

The Board, or its delegate, may adjust, recoup or forfeit any award made or paid to any employee if the Board, or its delegate, reasonably believes that you (i) breached a covenant under the Proprietary Interest Protection Agreement you entered into or (ii) engaged in “Gross Misconduct”, as defined in the Plan, including (a) the conviction of a felony, or crime of similar magnitude, in connection with the performance or non-performance of your duties as an employee or (b) the willful act or failure to act in a way that results in material injury to the business or its employees. The Board, or its delegate, shall in its sole discretion determine whether there has been an infraction allowing an adjustment, recoupment or forfeiture.

With respect to executive officers, in the event of a restatement of the Company’s financial results which consists of a misrepresentation of the financial state of the Company, for purposes of the Securities Exchange Act of 1934, the Board, or its delegate, may, upon review of the facts and circumstances, take necessary and appropriate actions including adjusting, recouping or forfeiting any awards made or paid to executive officers during the past 36 months where the payment or award was predicated upon the achievement of certain financial results that were subsequently subject of a restatement.

The Board reserves the right to apply negative discretion in determining the final vesting of PSUs.

PSUs awarded under this Agreement will be subject to any claw back policy of the Company in effect from time to time, including, without limitation, the Pitney Bowes Inc. Compensation Recoupment Policy. In the event of any inconsistencies between this Award Agreement and any applicable claw back policy, the claw back policy will govern in any and all cases.

Data Privacy
In order for Pitney Bowes to meet its administrative, tax and legal obligations under the Plan, you agree to allow the Company to collect, process and transfer personal data about you, as described below. Such data includes, without limitation, the information provided in the award materials and other personal data such as your name, work address, work telephone, employment status, salary, details of common stock and awards for common stock held or previously made and any other personal data required and relevant to the administration of the Plan, tax compliance and reporting purposes. Because Pitney Bowes is a multinational Company, in the case of non-U.S. residents, such personal data will be transferred to the United States of America and possibly to other locations where Plan administration information collection and processing may occur.

Your agreement to collect, use, store and transfer any such personal data extends to Pitney Bowes Inc. and any of its subsidiaries, any outside third-party plan administrators as selected by the Company and any other person that the Company may engage in the administration of the Plan. You may exercise your right to access and correct your personal data at any time by contacting your local human resources representative or by accessing Workday, where available. By accepting this award, you agree to the collection, use, and storage of your personal data for purposes described in this award. If you do not agree, you may revoke the award by contacting your local Human Resources Representative.

Company reserves right to Amend, Modify or Terminate and Adjust Errors
The Plan and programs under which future PSUs are awarded are subject to amendment, modification or termination by the Company at any time. The Company reserves the right to correct any administrative error in composing this letter.

Terms of the Amended and Restated Pitney Bowes 2018 Stock Plan
PSU awards are subject in all respects to the detailed terms and conditions of the Plan, as amended. Any inconsistencies between this Award Agreement and the Plan language will be rectified in favor of the Plan language. Further information concerning the Plan appears in the Company prospectus which is available online by accessing Solium ShareWorks at https://www.shareworks.com/.

You should read all of these documents to understand important information about this program, the Company and its stock, the terms of your participation in the program and the tax implications of the program. This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

By receipt of this Notice of Grant, you agree to accept the terms of the award as set forth herein and in the Amended and Restated Pitney Bowes Inc. 2018 Stock Plan.

DATE:        Month XX, 20XX

TO:    «First_name» «Last_name»

RE:    Notice of Nonqualified Stock Option Award

STOCK OPTION AGREEMENT
Congratulations on your 202x Nonqualified Stock Option (NSO) award! Your award is determined based on your performance and is made in recognition of your past and expected future efforts and contributions to Pitney Bowes, its subsidiaries and affiliates (“Company”). NSOs are issued under the Amended and Restated Pitney Bowes Inc. 2018 Stock Plan (“Plan”).

The portion of your LTI award allocated to nonqualified stock options has been converted into nonqualified stock options. Standard rounding to the nearest whole NSO is used to convert the award value into the applicable number of NSOs. A NSO represents your right to purchase one share of Pitney Bowes common stock after a specified restriction period for the NSO price specified below. The date of grant, number of options, option exercise price, vesting period and expiration date are specified below.

Award Date	NSOs	Option Exercise Price	Expiration Date
###GRANT_DATE###	###TOTAL_AWARDS###	###GRANT_PRICE###	###EXPIRY_DATE###

Vesting
Your NSO grant will vest in three approximately equal installments each year following the Anniversary Date of the Grant Date. You may exercise your NSOs once they vest. NSOs will remain exercisable for a ten-year period following the date of grant. Please refer to the Plan regarding the manner in which your options are exercisable. Neither dividends nor dividend equivalents are payable on NSOs, nor do NSOs carry voting rights. Upon exercise your NSOs will be converted into Company common stock, less any applicable withholding.
Termination Provisions and Vesting of NSOs
The Plan either specifically provides or authorizes the Board to provide in this Award Agreement what happens in the event you terminate employment with the Company. Vesting, in all cases, is subject to first meeting any performance criteria set by the Board if any, upon the making of the award. Except as provided below, unvested NSOs will be forfeited upon termination of employment. The following charts describe the more common events relevant to NSOs.

Nonqualified Stock Options:

TERMINATION EVENT	VESTING TREATMENT OF OPTIONS	POST-EMPLOYMENT EXERCISABILITY OF VESTED OPTIONS
Death or Disability*	Immediate Vesting	Remainder of original term
Retirement (termination upon achieving age 55 with 10 years of service / bridged to Retirement	Continue to vest during bridging period and fully vest at retirement, if NSO is outstanding for one year or longer. NSOs outstanding for less than one year will forfeit.	If NSO is outstanding for one year or longer, then it may be exercised for remainder of the term. NSOs outstanding for less than one year will forfeit.
Retirement (termination upon achieving age 60 with 5 years of service)	Fully vest at retirement if NSO is outstanding for one year or longer. NSOs outstanding for less than one year will forfeit.	If NSO is outstanding for one year or longer, then it may be exercised for remainder of the term. NSOs outstanding for less than one year will forfeit.
Involuntary termination other than for cause (with a signed separation agreement and NOT retirement eligible or bridged to retirement)
Vesting continues according to Plan provisions for involuntary terminations (provided that the grant is outstanding for one year or longer as of the last day actually worked).
Options outstanding for less than one year forfeit.
Exercise according to Plan, as specified in the Separation Agreement.
Voluntary resignation	Unvested NSOs Forfeited	Vested NSOs can be exercised within 3 months of last day worked.
Gross misconduct	Vested and Unvested Forfeited	Forfeited, can’t be exercised
* Disability vesting occurs on the date of termination of employment due to disability.

** Retirement is defined for purposes of this agreement as termination upon achieving age 55 with 10 years of service or age 60 with 5 years of service.

If your employment with the Company terminates and you are subsequently rehired by the Company, your subsequent employment will not reinstate your rights under the award(s) granted to you prior to your termination from employment.

Income and Tax Withholding at Vesting
With respect to your NSO award, the Company will post vested whole shares of Pitney Bowes Inc. common stock to your account at Shareworks at 1-877-380-7793 within the U.S. or 1-403-515-3909 from outside the United States.

For income tax consequences of your award, please refer to the Tax Summary for your country by accessing Solium ShareWorks at https://www.shareworks.com/. The Company will withhold all required taxes pursuant to the laws of the local jurisdiction. By accepting this award, you authorize the Company to withhold appropriate taxes and other required payments, if, and when it determines the award becomes taxable to you.

Income from NSOs Are Not Considered Compensation for Benefit Plan Purposes
Any income or actual or unrealized gain related to the NSOs will not be considered regular compensation for purposes of severance, resignation, termination, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, whether under statutory or common law.

No Vested Rights in Future Awards; Waiver of claims
This award is granted solely on a discretionary basis considering past and expected future performance and is not intended to create a right or entitlement. This award does not create a right to or expectation of future employment with the Company. You do not have any vested right to continue to receive future awards of NSOs, nor shall any NSOs granted to you become a benefit or entitlement of employment. You will have no rights, claim or entitlement to compensation or damages as a result of your termination of employment for any reason whatsoever (whether or not in breach of contract or local law), insofar as these rights, claim or entitlement arise or may arise from (i) the vesting of your NSOs, (ii) your ceasing to have rights under or be entitled to any award as a result of such termination or (iii) loss or diminution in value of the award as a result of such termination, and you irrevocably release your employer, the Company and its affiliates, as applicable, from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by accepting this award, you will be deemed to have irrevocably waived your entitlement to pursue such rights or claim.

Limits on Transfer of Awards
Unless determined otherwise by the Committee, no Award and no right under any such Award shall be assignable, alienable, pledgeable, attachable, encumberable, saleable, or transferable by a Participant other than by will or by the laws of descent and distribution (or, in the case of Awards that are forfeited or canceled, to the Company). No Award and no right under any such Award shall be the subject of short-term speculative trading in Company securities, including hedging, short sales, “put” or “call” options, swaps, collars or any other derivative transactions. No Award and no right under any such Award can be transferred for value or consideration. Any purported assignment, sale or transfer thereof shall be void and unenforceable against the Company. If the Committee so indicates in writing to a Participant, he or she may designate one or more beneficiaries who may exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

Adjustment, Recoupment and Forfeiture
The Board, or its delegate, may adjust, recoup or forfeit any award made or paid to any employee if the Board, or its delegate, reasonably believes that you (i) breached a covenant under the Proprietary Interest Protection Agreement you entered into or (ii) engaged in “Gross Misconduct”, as defined in the Plan, including (a) the conviction of a felony, or crime of similar magnitude, in connection with the performance or non-performance of your duties as an employee or (b) the willful act or failure to act in a way that results in material injury to the business or its employees. The Board, or its delegate, shall in its sole discretion determine whether there has been an infraction allowing an adjustment, recoupment or forfeiture.

With respect to executive officers, in the event of a restatement of the Company’s financial results which consists of a misrepresentation of the financial state of the Company, for purposes of the Securities Exchange Act of 1934, the Board, or its delegate, may, upon review of the facts and circumstances, take necessary and appropriate actions including adjusting, recouping or forfeiting any awards made or paid to executive officers during the past 36 months where the payment or award was predicated upon the achievement of certain financial results that were subsequently subject of a restatement.

NSOs awarded under this Agreement will be subject to any claw back policy of the Company in effect from time to time, including, without limitation, the Pitney Bowes Inc. Compensation Recoupment Policy. In the event of any inconsistencies between this Award Agreement and any applicable claw back policy, the claw back policy will govern in any and all cases.

Data Privacy
In order for Pitney Bowes to meet its administrative, tax and legal obligations under the Plan, you agree to allow the Company to collect, process and transfer personal data about you, as described below. Such data includes, without limitation, the information provided in the award materials and other personal data such as your name, work address, work telephone, employment status, salary, details of common stock and awards for common stock held or previously made and any other personal data required and relevant to the administration of the Plan, tax compliance and reporting purposes. Because Pitney Bowes is a multinational Company, in the case of non-U.S. residents, such personal data will be transferred to the United States of America and possibly to other locations where Plan administration information collection and processing may occur.

Your agreement to collect, use, store and transfer any such personal data extends to Pitney Bowes Inc. and any of its subsidiaries, any outside third-party plan administrators as selected by the Company and any other person that the Company may engage in the administration of the Plan. You may exercise your right to access and correct your personal data at any time by contacting your local human resources representative or by accessing Workday, where available. By accepting this award, you agree to the collection, use, and storage of your personal data for purposes described in this award. If you do not agree, you may revoke the award by contacting your local Human Resources Representative.

Company reserves right to Amend, Modify or Terminate and Adjust Errors
The Plan and programs under which future NSOs are awarded are subject to amendment, modification or termination by the Company at any time. The Company reserves the right to correct any administrative error in composing this letter.
Terms of the Amended and Restated Pitney Bowes 2018 Stock Plan
NSO awards are subject in all respects to the detailed terms and conditions of the Plan, as amended. Any inconsistencies between this Award Agreement and the Plan language will be rectified in favor of the Plan language. Further information concerning the Plan appears in the Company prospectus which is available online by accessing Solium ShareWorks at https://www.shareworks.com/.

You should read all of these documents to understand important information about this program, the Company and its stock, the terms of your participation in the program and the tax implications of the program. This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.
By receipt of this Notice of Grant, you agree to accept the terms of the award as set forth herein and in the Amended and Restated Pitney Bowes Inc. 2018 Stock Plan.

DATE:        Month XX, 20XX

TO:    «First_name» «Last_name»

RE:    Notice of Cash Incentive Unit Award

CASH INCENTIVE UNIT AGREEMENT
Congratulations on your 202x Cash Incentive Unit (CIU) award! Your long-term incentive (LTI) award is determined based on your performance and is made in recognition of your past and expected future efforts and contributions to Pitney Bowes, its subsidiaries and affiliates (“Company”).
The details of your CIU award are described on the following pages.
About Your Cash Incentive Unit (CIU) Award
You are granted one CIU for each dollar of your LTI award allocated to CIUs. The date of grant, number of CIUs and vesting date are specified below. Your award will be payable at the end of the three-year performance period or cycle based on pre-established performance standards set by the Board of Directors (the “Board”) upon making each award. While the target value of each CIU is one dollar, the ultimate payout is based on pre-established performance goals set by the Board for each year of the three-year cycle.
The date of award, number of units that have been awarded and the vesting date are specified below.

Grant Date	CIUs	Vesting Date
«Grant Date»	«Num_of_CIUs»	<<Vesting Date»

Performance Conditions
The vesting of the CIUs is conditioned upon the Company first achieving pre-established performance criteria approved by the Board. The metrics used to determine the number of CIUs that vest at the end of the cycle are XXXXX and XXXXX, for which the three-year targets are established at the beginning of each year within the CIU three-year cycle and are consistent with our Company’s objectives, recommended by management and approved by the Board. XXXXX and XXXXX objectives are equally weighted and in aggregate the unit multiplier can range from 0.00 to 2.00. Therefore, the maximum number of CIUs that can vest is two times the target number of CIUs.
The award is also subject to a cumulative three-year Total Shareholder Return (“TSR”) modifier established by the Board which can increase or decrease the award by up to 25% depending on the Company’s relative performance compared to that of a select list of companies over the same cumulative three-year period. The TSR modifier is determined based on a percentile ranking over the cycle’s three-year period as compared to that of a select list of companies. If the Company’s TSR is negative for the cumulative three-year period, there will not be a positive application of the TSR modifier. Depending on performance and the application of the cumulative TSR modifier, anywhere from zero to 200% of the number of target CIUs awarded can vest. The payout shall not exceed the maximum allowable units provided to an individual per year as specified in the Key Employees Incentive Plan (“Plan”).
In addition, the Board retains the prerogative of exercising negative discretion by taking into account the overall performance of the Company in determining the final vesting of a CIU award.

Vesting, Conversion of Cash Incentive Units
Except as provided below, CIUs will vest on the fourth Tuesday in February following the end of the three-year performance period. As soon as practicable, the Company will determine and the Board will verify the CIU payout.
Termination Provisions and Vesting of CIUs
Vesting, in all cases, is subject to first meeting any performance objectives set by the Board upon the making of the award. Except as provided below, unvested CIUs will be forfeited upon termination of employment. The following charts describe the more common events relevant to CIUs.
CIUs:

TERMINATION EVENT	TREATMENT OF CASH INCENTIVE UNIT CYCLES IN PROGRESS
Death or Disability*	Prorated based on full months of active service through date of death or disability, and the number of units vesting will be determined based on actual performance and paid at the end of the three-year cycle.
Retirement (termination upon achieving age 55 with 10 years of service) / bridged to Retirement **
Prorated based on full months of active service through date of retirement/or, if later, the last day actually worked with the number of units vesting determined based on actual performance and paid at the end of the three-year cycle.
However, for retirement-eligible employees that have reached 60 years of age and above with at least one CIU or PSU grant outstanding for one year or longer:
> awards outstanding one year or longer as of the last day worked will fully vest, if at all, based on actual performance at the end of the three-year performance period.
> awards not outstanding for at least one year as of the date of retirement or, if later, the last day worked are forfeited.

Retirement (termination upon achieving age 60 with 5 years of service **
Awards outstanding one year or longer as of the retirement date or, if later, the last day worked will be eligible to fully vest with the number of units vesting determined based on actual performance and paid at the end of the three-year performance period. Awards not outstanding for at least one year as of the retirement date or, if later, as of the last day worked are forfeited.

Involuntary termination other than for cause (with a signed separation agreement and NOT retirement eligible or bridged to retirement)
Prorated based on full months of active service through last day actually worked, with the number of units vesting determined based on actual performance and paid at the end of the three-year cycle, provided that the award has been outstanding for one year or longer as of the last day worked. Awards not outstanding for at least one year as of the last day worked are forfeited.

Sale of Business / Company Spin-Off	Prorated vesting based on full months of active service through last day actually worked. The payment will be made when the award is otherwise paid to other eligible participants.
Voluntary resignation	Forfeited, no pro-rata payment
Termination For Cause, Gross misconduct	Forfeited, no pro-rata payment
* Disability vesting occurs on the date of termination of employment due to disability.
** Retirement is defined for purposes of this Agreement as termination upon achieving age 55 with 10 years of service or age 60 with 5 years of service. Employees are not bridged to age 60 with 5 years of service.

If your employment with the Company terminates and you are subsequently rehired by the Company, your subsequent employment will not reinstate your rights under the award(s) granted to you prior to your termination from employment.

Income and Tax Withholding at Vesting
For income tax consequences of your award, please refer to the Tax Summary for your country which can be found by accessing Solium ShareWorks at https://www.shareworks.com/. The Company will withhold all required taxes pursuant to the laws of the local jurisdiction. By accepting this award, you authorize the Company to withhold appropriate taxes and other required payments, if, and when it determines the award becomes taxable to you.

Income from CIUs Are Not Considered Compensation for Benefit Plan Purposes
Any income related to CIUs will not be considered regular compensation for purposes of severance, resignation, termination, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, whether under statutory or common law.

No Vested Rights in Future Awards; Waiver of claims
This award is granted solely on a discretionary basis considering past and expected future performance and is not intended to create a right or entitlement. This award does not create a right to or expectation of future employment with the Company. You do not have any vested right to continue to receive future CIU awards, nor shall any CIUs granted to you become a benefit or entitlement of employment. You will have no rights, claim or entitlement to compensation or damages as a result of your termination of employment for any reason whatsoever (whether or not in breach of contract or local law), insofar as these rights, claim or entitlement arise or may arise from (i) the vesting of your CIUs, (ii) your ceasing to have rights under or be entitled to any award as a result of such termination or (iii) loss or diminution in value of the award as a result of such termination, and you irrevocably release your employer, the Company and its affiliates, as applicable, from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by accepting this award, you will be deemed to have irrevocably waived your entitlement to pursue such rights or claim.

Limits on Transfer of Awards
Unless determined otherwise by the Board, no Award and no right under any such Award shall be assignable, alienable, pledgeable, attachable, encumberable, saleable, or transferable by a Participant other than by will or by the laws of descent and distribution (or, in the case of Awards that are forfeited or canceled, to the Company). No Award and no right under any such Award can be transferred for value or consideration. Any purported assignment, sale or transfer thereof shall be void and unenforceable against the Company. If the Board so indicates in writing to a Participant, he or she may designate one or more beneficiaries who may exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

Adjustment, Recoupment, Forfeiture and Negative Discretion by Board
The Board, or its delegate, may adjust, recoup or forfeit any award made or paid to any employee if the Board, or its delegate, reasonably believes that you (i) breached a covenant under the Proprietary Interest Protection Agreement you entered into or (ii) engaged in “Gross Misconduct”, including (a) the conviction of a felony, or crime of similar magnitude, in connection with the performance or non-performance of your duties as an employee or (b) the willful act or failure to act in a way that results in material injury to the business or its employees. The Board, or its delegate, shall in its sole discretion determine whether there has been an infraction allowing an adjustment, recoupment or forfeiture.

With respect to executive officers, in the event of a restatement of the Company’s financial results which consists of a misrepresentation of the financial state of the Company, for purposes of the Securities Exchange Act of 1934, the Board, or its delegate, may, upon review of the facts and circumstances, take necessary and appropriate actions including adjusting, recouping or forfeiting any awards made or paid to executive officers during the past 36 months where the payment or award was predicated upon the achievement of certain financial results that were subsequently subject of a restatement.

The Board reserves the right to apply negative discretion in determining the final vesting of CIUs.

CIUs awarded under this Agreement will be subject to any claw back policy of the Company in effect from time to time, including, without limitation, the Pitney Bowes Inc. Compensation Recoupment Policy. In the event of any inconsistencies between this Award Agreement and any applicable claw back policy, the claw back policy will govern in any and all cases.

Data Privacy
In order for Pitney Bowes to meet its administrative, tax and legal obligations, you agree to allow the Company to collect, process and transfer personal data about you, as described below. Such data includes, without limitation, the information provided in the award materials and other personal data such as your name, work address, work telephone, employment status, salary, details of common stock and awards for common stock held and cash awards or previously made and any other personal data required and relevant to the administration of this award, tax compliance and reporting purposes. Because Pitney Bowes is a multinational Company, in the case of non-U.S. residents, such personal data will be transferred to the United States of America and possibly to other locations where administration information collection and processing may occur.

Your agreement to collect, use, store and transfer any such personal data extends to Pitney Bowes Inc. and any of its subsidiaries, any outside third-party plan administrators as selected by the Company and any other person that the Company may engage in the administration of this award. You may exercise your right to access and correct your personal data at any time by contacting your local human resources representative or by accessing Workday, where available. By accepting this award, you agree to the collection, use, and storage of your personal data for purposes described in this award. If you do not agree, you may revoke the award by contacting your local Human Resources Representative.

Company reserves right to Amend, Modify or Terminate and Adjust Errors
The CIUs awarded are subject to amendment, modification or termination by the Company at any time. The Company reserves the right to correct any administrative error in composing this letter.

Terms of the Pitney Bowes Key Employee Incentive Plan
CIUs are subject to the terms of the Key Employee Incentive Plan (Plan). Any inconsistencies between this Award Agreement and the Plan language will be rectified in favor of the Plan language. Further information concerning the Plan is available online.

By receipt of this Notice of Grant, you agree to accept the terms of the award as set forth herein and in the Pitney Bowes Key Employee Incentive Plan.

DATE:        Month XX, 20XX

TO:    «First_name» «Last_name»

RE:    Notice of Stock Cash Incentive Unit Award

STOCK CASH INCENTIVE UNIT AGREEMENT (“AGREEMENT”)

Congratulations on your 2024 long-term incentive award! Your long-term incentive (LTI) award is determined based on your performance and is made in recognition of your past and expected future efforts and contributions to Pitney Bowes, its subsidiaries and affiliates (“Company”). This Agreement details the terms and conditions applicable to your SCIU award.
The details of your SCIU award are described on the following pages.
About Your Stock Cash Incentive Unit (SCIU) Award
The dollar value of 100% of your LTI award has been converted into ### Num_SCIUs### SCIUs. SCIUs are a cash-based award that vests and settles based on the Company’s stock price performance. You are granted one SCIU for each dollar of your LTI award allocated to SCIUs. The date of grant, number of SCIUs and vesting dates are specified below. Your SCIU grant will vest, if at all, in three approximately equal annual installments on vesting dates that will generally fall between February 1 and March 15 of the first three calendar years immediately following the calendar year of the award date, subject to achievement of the performance condition described below and your continued employment or service with the Company on each applicable vesting date. While the target value of each SCIU is one dollar, the ultimate payout is based on the extent of achievement of performance criteria with a maximum and minimum payout between 150% and 75% respectively, of the value of the initial number of SCIUs awarded.
The date of award, number of units that have been awarded and the vesting dates are specified below.

Grant Date	SCIUs
«Grant_Date»	«Num_of_SCIUs»

The average of the closing PBI stock price of the first 10 trading days of «Year» was $X.XX.

###VEST_SCHEDULE_TABLE###

Performance Conditions
The value of SCIUs that vest at the end of each vesting cycle is determined by applying a “Unit Multiplier” to the target value of the SCIUs vesting during such cycle. The amount of the Unit Multiplier will be based on the percentage change in the average of the closing PBI stock price over the first 10 trading days of the first year and the average of the closing PBI stock price over the last 10 trading days of the year ending immediately preceding the vest date. The minimum and maximum vested value of SCIUs in each performance cycle is between 75% and 150%, respectively, of the initial number of SCIU vesting in the applicable performance cycle. The payout shall not exceed the maximum allowable units provided to an individual per year as specified in the Key Employees Incentive Plan (“Plan”). Further details on the vesting of your SCIU award are provided in the section below.

Vesting, Conversion of Stock Cash Incentive Units
Below is an overview of how the Unit Multipliers for each tranche of your SCIU award will be calculated:
• First Vesting (after the first calendar year): The percentage change in the average of the closing PBI stock price of the first 10 trading days of year one versus the average of the closing PBI stock price of the last 10 trading days of year one (limited by the 75% minimum and 150% maximum Unit Multiplier thresholds).
• Second Vesting (after the second calendar year): The percentage change in the average of the closing PBI stock price of the first 10 trading days of year one versus the average of the closing PBI stock price of the last 10 trading days of year two (limited by the 75% minimum and 150% maximum Unit Multiplier thresholds).
• Third Vesting (after the third calendar year): The percentage change in the average of the closing PBI stock price of the first 10 trading days of year one versus the average of the closing PBI stock price of the last 10 trading days of year three (limited by the 75% minimum and 150% maximum Unit Multiplier thresholds).

As soon as practicable following the conclusion of each calendar year during the three-year SCIU performance period, the Company will determine and the Board will verify the SCIU payout in respect of the applicable year. The value of the portion of your award vesting is determined by multiplying the total number of units vesting for the performance cycle times the Unit Multiplier. The Executive Compensation Committee of the Board of Directors reserves the right to exercise discretion on the SCIU Unit Multiplier value based on overall company performance, which could result in a reduction to the amount paid.
Termination Provisions and Vesting of SCIUs
Except as provided below, unvested SCIUs will be forfeited upon termination of employment. The following charts describe the more common events relevant to SCIUs.

SCIUs:

TERMINATION EVENT	TREATMENT OF STOCK CASH INCENTIVE UNIT CYCLES IN PROGRESS
Death or Disability	All unvested SCIUs on the date of termination due to death or disability will remain outstanding and will be valued and paid based on actual performance when the award is otherwise paid to other eligible participants.
Retirement (termination upon achieving age 55 with 10 years of service) / bridged to Retirement *
All unvested SCIUs will continue to vest during bridging period and remain outstanding following retirement, provided that the award is outstanding for one year or longer as of the last day actually worked (LDW). Value of units vesting will be determined based on actual performance and paid when the award is otherwise paid to other eligible participants. Awards not outstanding for one year as of the LDW will forfeit.

Retirement (termination upon achieving age 60 with 5 years of service *
All unvested SCIUs will remain outstanding following retirement, provided that the award is outstanding for one year or longer of the last day actually worked (LDW). Value of units vesting will be determined based on actual performance and paid when the award is otherwise paid to other eligible participants. Awards not outstanding for one year as of the LDW will forfeit.

Involuntary termination other than for cause (with a signed separation agreement and NOT retirement eligible or bridged to retirement)
For awards outstanding for longer than one year as of the LDW, vesting may be extended pursuant to terms pre-approved by the Board and as described in the separation agreement. Awards not outstanding for one year as of the LDW forfeit.

Sale of Business / Company Spin-Off	Full vesting of the award on the date of termination due to a sale of business/company spin. Payment will be valued and made when the award is otherwise paid to other eligible participants.
Voluntary resignation	Forfeited
Termination For Cause, Gross misconduct	Forfeited
* Retirement is defined for purposes of this Agreement as termination upon achieving age 55 with 10 years of service or age 60 with 5 years of service. Employees are not bridged to age 60 with 5 years of service.
If your employment with the Company terminates and you are subsequently rehired by the Company, your subsequent employment will not reinstate your rights under the award(s) granted to you prior to your termination from employment.
Income and Tax Withholding at Vesting
For income tax consequences of your award, please refer to the Tax Summary for your country which can be found by accessing Solium ShareWorks at https://www.shareworks.com/. The Company will withhold all required taxes pursuant to the laws of the local jurisdiction. By accepting this award, you authorize the Company to withhold appropriate taxes and other required payments, if, and when it determines the award becomes taxable to you.

Income from SCIUs Are Not Considered Compensation for Benefit Plan Purposes
Any income related to SCIUs will not be considered regular compensation for purposes of severance, resignation, termination, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, whether under statutory or common law.

No Vested Rights in Future Awards; Waiver of claims
This award is granted solely on a discretionary basis considering past and expected future performance and is not intended to create a right or entitlement. This award does not create a right to or expectation of future employment with the Company. You do not have any vested right to continue to receive future SCIU awards, nor shall any SCIUs granted to you become a benefit or entitlement of employment. You will have no rights, claim or entitlement to compensation or damages as a result of your termination of employment for any reason whatsoever (whether or not in breach of contract or local law), insofar as these rights, claim or entitlement arise or may arise from (i) the vesting of your SCIUs, (ii) your ceasing to have rights under or be entitled to any award as a result of such termination or (iii) loss or diminution in value of the award as a result of such termination, and you irrevocably release your employer, the Company and its affiliates, as applicable, from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by accepting this award, you will be deemed to have irrevocably waived your entitlement to pursue such rights or claim.

Limits on Transfer of Awards
Unless determined otherwise by the Board, no Award and no right under any such Award shall be assignable, alienable, pledgeable, attachable, encumberable, saleable, or transferable by a Participant other than by will or by the laws of descent and distribution (or, in the case of Awards that are forfeited or canceled, to the Company). No Award and no right under any such Award can be transferred for value or consideration. Any purported assignment, sale or transfer thereof shall be void and unenforceable against the Company. If the Board so indicates in writing to a Participant, he or she may designate one or more beneficiaries who may exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

Adjustment, Recoupment, Forfeiture and Negative Discretion by Board
The Board, or its delegate, may adjust, recoup or forfeit any award made or paid to any employee if the Board, or its delegate, reasonably believes that you (i) breached a covenant under the Proprietary Interest Protection Agreement you entered into or (ii) engaged in “Gross Misconduct”, including (a) the conviction of a felony, or crime of similar magnitude, in connection with the performance or non-performance of your duties as an employee or (b) the willful act or failure to act in a way that results in material injury to the business or its employees. The Board, or its delegate, shall in its sole discretion determine whether there has been an infraction allowing an adjustment, recoupment or forfeiture.

With respect to executive officers, in the event of a restatement of the Company’s financial results which consists of a misrepresentation of the financial state of the Company, for purposes of the Securities Exchange Act of 1934, the Board, or its delegate, may, upon review of the facts and circumstances, take necessary and appropriate actions including adjusting, recouping or forfeiting any awards made or paid to executive officers during the past 36 months where the payment or award was predicated upon the achievement of certain financial results that were subsequently subject of a restatement.

The Board reserves the right to apply negative discretion in determining the final vesting of SCIUs.

SCIUs awarded under this Agreement will be subject to any claw back policy of the Company in effect from time to time, including, without limitation, the Pitney Bowes Inc. Compensation Recoupment Policy. In the event of any inconsistencies between this Award Agreement and any applicable claw back policy, the claw back policy will govern in any and all cases.

Data Privacy
In order for Pitney Bowes to meet its administrative, tax and legal obligations, you agree to allow the Company to collect, process and transfer personal data about you, as described below. Such data includes, without limitation, the information provided in the award materials and other personal data such as your name, work address, work telephone, employment status, salary, details of common stock and awards for common stock held and cash awards or previously made and any other personal data required and relevant to the administration of this award, tax compliance and reporting purposes. Because Pitney Bowes is a multinational Company, in the case of non-U.S. residents, such personal data will be transferred to the United States of America and possibly to other locations where administration information collection and processing may occur.

Your agreement to collect, use, store and transfer any such personal data extends to Pitney Bowes Inc. and any of its subsidiaries, any outside third-party plan administrators as selected by the Company and any other person that the Company may engage in the administration of this award. You may exercise your right to access and correct your personal data at any time by contacting your local human resources representative or by accessing Workday, where available. By accepting this award, you agree to the collection, use, and storage of your personal data for purposes described in this award. If you do not agree, you may revoke the award by contacting your local Human Resources Representative.

Company reserves right to Amend, Modify or Terminate and Adjust Errors
The SCIUs awarded are subject to amendment, modification or termination by the Company at any time. The Company reserves the right to correct any administrative error in composing this letter.

Terms of the Pitney Bowes Key Employee Incentive Plan
SCIUs are subject to the terms of the Key Employee Incentive Plan (Plan). Any inconsistencies between this Award Agreement and the Plan language will be rectified in favor of the Plan language. Further information concerning the Plan is available online.

By receipt of this Notice of Grant, you agree to accept the terms of the award as set forth herein and in the Pitney Bowes Key Employee Incentive Plan.